UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                     REPORT PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report August 30, 2002
                                 ---------------




                              MEGADATA CORPORATION
                            -----------------------
             (Exact name of registrant as specified in its charter)


              New York                                          11-2208938
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(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                             Identification No.)


47 Arch Street, Greenwich, Connecticut                            06830
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (203) 629-8757
                                                    -------------------







Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.


                           Yes    X               No
                               -------               -------

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






ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On August 26, 2002, the Board of Directors of Megadata Corporation (the "Company") elected Robert W. Baker to the Board effective August 26, 2002. Mr. Baker most recently served as Vice Chairman of American Airlines from January 2000 until May 2002. Mr. Baker also served as Chairman and Chief Executive Officer of TWA, LLC. A copy of the press release announcing Mr. Baker's election to the Board is attached as exhibit 99.1 hereto.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   Not applicable
(b)   Not applicable
(c)   Exhbit
      99.1 - Press release dated August 29, 2002




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                                   MEGADATA CORPORATION

Dated:  August 30, 2002                By:    /s/ G. S. Beckwith Gilbert
                                            -----------------------------------
                                              G. S. Beckwith Gilbert, Chairman,
                                              and Chief Executive Officer